UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2016

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2016, NIC Inc. (the “Company”) issued a press release announcing its 2016 third quarter financial results. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.1 includes disclosure relating to the special cash dividend and the newly adopted regular cash dividend policy discussed below and is incorporated by reference herein.

ITEM 7.01          REGULATION FD DISCLOSURE

On November 1, 2016, the Board of Directors of the Company declared a special cash dividend of $0.65 per share, payable on December 9, 2016, to stockholders of record on November 16, 2016.  The dividend payout will total approximately $43.3 million based on the current number of shares outstanding. Also on November 1, 2016, the Board of Directors of the Company approved a dividend policy, pursuant to which the Board currently plans to make, subject to subsequent declaration, a regular quarterly cash dividend of $0.08 per share, with the first declaration and payment currently expected to be in the first quarter of 2017.  The Company’s ability to pay regular quarterly dividends in the future could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and debt covenants associated with its line of credit.  A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.1.

On November 3, 2016 at 4:30 p.m. EDT, the Company will host a conference call, which will also be available by webcast, to discuss its third quarter financial results.  The call may also include discussion of company developments, and forward-looking and other material information about business and financial matters.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 - Press release issued by NIC Inc. dated November 3, 2016, announcing its third quarter financial results is being furnished as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	November 3, 2016	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer